UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 23, 2005
                                                        -----------------

                         NATIONAL PENN BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

                 000-22537-01                   23-2215075
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          (Commission File Number)   (I.R.S. Employer Identification No.)

              Philadelphia and Reading Avenues, Boyertown, PA 19512
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               (Address of Principal Executive Offices) (Zip Code)

                                  610-367-6001
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               Registrant's Telephone Number, Including Area Code

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communication pursuant to Rule 425 under the Securities Act (17
---      CFR 230.425)

         Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
---      CFR 240.14a-12)

         Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
---      Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
---      Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

         On February 23, 2005, National Penn Bancshares, Inc. issued a press release reporting on its results of operations for the fourth quarter and year ended December 31, 2004. This press release is furnished in this report, pursuant to this Item 2.02 and Item 7.01, as Exhibit 99.1 and is incorporated herein by reference. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Item 7.01  Regulation FD Disclosure
-----------------------------------

         The response to Item 2.02 is incorporated by reference into this Item 7.01.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NATIONAL PENN BANCSHARES, INC.


                                                By /s/ Wayne R. Weidner
                                                ------------------------
                                                Name: Wayne R. Weidner
                                                Title: Chairman and CEO


Dated: February 23, 2005



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                                  EXHIBIT INDEX


Exhibit Number                     Description
-------------                      -----------

99.1 Press Release dated February 23, 2005, of National Penn Bancshares, Inc. (furnished pursuant to Items 2.02 and 7.01 hereof).






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